UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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AVANT Immunotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 19, 2004

Dear Stockholder:

          You are cordially invited to attend the annual meeting of stockholders of AVANT Immunotherapeutics, Inc.  This year’s meeting will be held on Wednesday, May 13, 2004 at 2:00 p.m., local time, at our offices located at 119 Fourth Avenue, Needham, Massachusetts.

          The attached proxy statement, with formal notice of the meeting on the first page, describes the matters expected to be acted upon at the meeting.  We urge you to review these materials carefully and to use this opportunity to take part in the affairs of AVANT by voting on the matters described in this proxy statement.  We hope that you will be able to attend the meeting.  At the meeting we will review our operations, report on 2003 financial results and discuss our plans for the future.  Our directors and management team will be available to answer questions.

          Your vote is important.  Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it as promptly as possible or vote electronically via the Internet or by telephone. The enclosed proxy card contains instructions regarding voting.  If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

          We look forward to seeing you at the meeting.

Sincerely,

J. Barrie Ward, Ph.D.
Chairman of the Board

AVANT Immunotherapeutics, Inc.
119 Fourth Avenue
Needham, MA  02494

Notice of Annual Meeting of Stockholders

          The annual meeting of stockholders of AVANT Immunotherapeutics, Inc. will be held at 2:00 p.m. on May 13, 2004, at our offices located at 119 Fourth Avenue, Needham, Massachusetts, for the following purposes:

1.	To approve the AVANT Immunotherapeutics, Inc. 2004 Employee Stock Purchase Plan.

2.	To elect six directors to serve until the 2005 annual meeting of stockholders and until their successors are duly elected and qualified.

3.	To transact any other business which may properly come before the meeting.

          Stockholders of record at the close of business on March 19, 2004 will be entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.  Stockholders who are unable to attend the meeting in person are requested to complete, sign, date and return the enclosed form of proxy in the envelope provided.  No postage is required if mailed in the United States.  If you would like to vote electronically via the Internet or by telephone, please follow the instructions on the proxy card.  Any proxy may be revoked at any time prior to its exercise at the annual meeting.

          A copy of our annual report to stockholders for the fiscal year ended December 31, 2003 is being mailed to you with this notice and proxy statement.

By Order of the Board of Directors

AVERY W. CATLIN
Secretary

Needham, Massachusetts
April 12, 2004

YOUR VOTE IS IMPORTANT.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY, OR TO VOTE ELECTRONICALLY OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD.

(i)

April 12, 2004

AVANT IMMUNOTHERAPEUTICS, INC.
119 Fourth Avenue
Needham, Massachusetts  02494

PROXY STATEMENT

          This proxy statement is furnished to the holders of common stock, par value $.001 per share, of AVANT Immunotherapeutics, Inc. in connection with the solicitation of proxies by and on behalf of the Board of Directors of AVANT for the 2004 annual meeting of stockholders to be held at our offices located at 119 Fourth Avenue, Needham, Massachusetts on May 13, 2004, and at any adjournments or postponements thereof.  This proxy statement and the accompanying notice of annual meeting of stockholders and proxy card are first being mailed to stockholders on or about April 12, 2004.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

          At the annual meeting, stockholders will act upon the matters set forth in the accompanying notice of meeting, including the election of directors.

Who is entitled to vote?

          If our records show that you are a stockholder as of the close of business on March 19, 2004, which is referred to as the record date, you are entitled to receive notice of the annual meeting and to vote the shares of common stock that you held on the record date.  Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

          All stockholders of record of shares of common stock of AVANT at the close of business on the record date, or their designated proxies, are authorized to attend the annual meeting.  Each stockholder or proxy will be asked to present a form of valid picture identification, such as a driver’s license or passport.

What constitutes a quorum?

          The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting.  As of the record date, there were 74,291,400 shares of common stock outstanding and entitled to vote at the annual meeting.  Shares that reflect votes withheld for director nominees, abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the annual meeting.

How do I vote?

          Voting by Proxy Holders for Shares Registered Directly in the Name of the Stockholder.  If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your common shares by signing, dating and mailing the proxy card in the postage-paid envelope that has been provided to you by AVANT.

          Voting by Proxy Holders for Shares Registered in the Name of a Brokerage Firm or Bank.  If your common shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee which you must follow in order to have your common shares voted.

          Vote by Mail.  If you would like to vote by mail, mark your proxy card, sign and date it, and return it to ADP Financial Services, Inc. in the postage-paid envelope provided.

          Vote in Person.  If you are a registered stockholder and attend the annual meeting, you may deliver your completed proxy card in person.  “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their common shares of record.

          Vote by Telephone.  If you hold your common shares in your own name as holder of record, you may vote by telephone by calling the toll-free number listed on the accompanying proxy card.  Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Time on May 12, 2004.  When you call you will receive a series of voice instructions which will allow you to vote your common shares.  A control number, located above the registration line of your proxy card, verifies your identity as a stockholder and allows you to vote your common shares and confirm that your voting instructions have been recorded properly.  If you vote by telephone, you do not need to return your proxy card.

          Vote by Internet.  You also have the option to vote via the Internet.  The website for Internet voting is printed on your proxy card.  Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on May 12, 2004.  As with telephone voting, you will be given the opportunity to confirm that your voting instructions have been properly recorded.  If you vote by Internet, you do not need to return your proxy card.

Will other matters be voted on at the annual meeting?

          We are now not aware of any other matters to be presented at the annual meeting other than those described in this proxy statement.  If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

          You may revoke your proxy at any time before it has been exercised by:

•	filing a written revocation with the Secretary of AVANT at the address set forth below;

•	filing a duly executed proxy bearing a later date; or

•	appearing in person and voting by ballot at the annual meeting.

          Any stockholder of record as of the record date attending the annual meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the annual meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

          For your review, our 2003 annual report, including financial statements for the fiscal year ended December 31, 2003, is being mailed to stockholders concurrently with this proxy statement.  The annual report, however, is not part of the proxy solicitation material.  For your further review, a copy of our annual report filed with the Securities and Exchange Commission (the “SEC”) on Form 10-K, including the financial statements and the financial statement schedule, may be obtained without charge by writing to the Corporate Secretary of AVANT at the following address: 119 Fourth Avenue, Needham, Massachusetts 02494-2725.

PROPOSAL 1: APPROVAL OF THE AVANT IMMUNOTHERAPEUTICS, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

          AVANT’s Board of Directors has adopted the AVANT Immunotherapeutics, Inc. 2004 Employee Stock Purchase Plan (the “Stock Purchase Plan”), subject to shareholder approval, and has reserved 150,000 shares of AVANT common stock for issuance thereunder.  Currently, AVANT has in effect its 1994 Employee Stock Purchase Plan (the “1994 Plan”).  The 1994 Plan, which has 70,387 shares of AVANT common stock remaining available for issuance, is scheduled to expire on July 1, 2004.  If the Stock Purchase Plan is approved by shareholders, no additional shares will be granted under the 1994 Plan after the end of the current purchase period.

          Under the Stock Purchase Plan, eligible employees may authorize AVANT to deduct amounts from their pay, which amounts are used to enable the employees to exercise options (each an “Option”) to purchase shares of AVANT common stock.  The purpose of the Stock Purchase Plan is to provide AVANT’s employees with opportunities to purchase AVANT common stock.  The Stock Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”).

          The shares reserved under the Stock Purchase Plan have a value of $402,000, based on the closing price of AVANT common stock as reported on the NASDAQ National Market on March 1, 2004.

Summary of the Stock Purchase Plan

          The following description of material terms of the Stock Purchase Plan is intended to be a summary only.  This summary is qualified in its entirety by the full text of the Stock Purchase Plan, which is attached to this proxy statement as Appendix A.

          The Stock Purchase Plan is administered by AVANT’s Board of Directors.  The Stock Purchase Plan provides that all employees of AVANT and certain of its subsidiaries whose customary employment is for more than 20 hours per week and more than five months in any calendar year are eligible to participate in the Stock Purchase Plan following sixty days of active employment, provided, however, that persons who are deemed under Section 423(b) of the Code to own five percent (5%) or more of AVANT’s voting stock are excluded from participation.  The number of employees potentially eligible to participate in the Stock Purchase Plan is currently approximately 8 persons.

          The Stock Purchase Plan provides for two “purchase periods” each year, the first commencing on January 1 of each year and continuing through June 30 of such year, and the second commencing on July 1 of each year and continuing through December 31 of such year.  Eligible employees may elect to become participants in the Stock Purchase Plan by enrolling prior to each semi-annual purchase period.  Shares are purchased through the accumulation of payroll deductions of not less than one percent (1%) nor more than fifteen percent (15%) of each participant’s compensation.  The maximum number of shares of common stock that can be purchased under the Stock Purchase Plan during any one calendar year is that number having a fair market value of $25,000 on the first day of the purchase period pursuant to which the shares are purchased.  In addition, no participant may purchase more than 500 shares of Common Stock pursuant to the Plan in any calendar year, unless otherwise determined by the Board of Directors.  The number of shares to be purchased is determined by dividing the participant’s balance in the plan account on the last day of the purchase period by the purchase price per share for the stock.  The purchase price per share will be the lower of 85% of the fair market value of the common stock as of either the beginning or ending date of the semi-annual purchase period of shares for the participant’s account.

          An Option granted under the Stock Purchase Plan is not transferable by the participant except by will or by the laws of descent and distribution.  Employees may cease their participation in the offering at any time during the offering period, and participation automatically ceases on termination of employment.

          The number of shares that are reserved for issuance under the Stock Purchase Plan is subject to adjustment for stock splits and similar events.  The proceeds received by AVANT from exercise under the Stock Purchase Plan will be used for the general purposes of AVANT.  Shares issued under the Stock Purchase Plan may be from authorized but unissued shares or shares reacquired by AVANT and held in its treasury, or any other proper source.

          The Stock Purchase Plan shall remain in full force and effect until suspended or discontinued by the Board of Directors.  The Board of Directors may amend or revise the Stock Purchase Plan at any time and for any purposes permitted by law, and may terminate the Stock Purchase Plan at any time.  Any amendment to the Stock Purchase Plan that increases the number of shares available under the Stock Purchase Plan and certain other amendments must be approved by stockholders.  No amendment of the Stock Purchase Plan may adversely affect the rights of any recipient of any Option previously granted without such recipient’s consent.

          The Stock Purchase Plan will become effective upon its approval by AVANT stockholders.

Equity Compensation Plan Information

          The following table provides information regarding shares of common stock of the Company that may be issued under our existing equity compensation plans, including the Company’s 1999 Stock Option and Incentive Plan (the “1999 Plan”) and the Company’s 1994 Employee Stock Purchase Plan (the “1994 Plan”).  Footnote (4) to the table sets forth the total number of shares of common stock of the Company issuable upon the exercise of assumed options as of December 31, 2003, and of assumed options and warrants as of August 21, 1998, and the weighted average exercise price of these options and warrants.  The table does not include any shares under the Stock Purchase Plan for which stockholder approval is being sought at the annual meeting.

	Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights[1]	Weighted Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by security holders[2]	2,811,101 [3,4]	$2.67	2,044,915[5]

1	Does not include any Restricted Stock as such shares are already reflected in the Company’s outstanding shares.

2	Consists of the 1999 Plan and the 1994 Plan.

3

Does not include purchase rights accruing under the 1994 Plan because the purchase price (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.

4

Does not include: (i) outstanding options to acquire 14,594 shares, at a weighted-average exercise price of $5.70 per share, that were assumed in connection with the 2000 merger of Megan with and into the Company, under Megan’s Stock Option Plan – no future options may be granted under Megan’s Stock Option Plan; (ii) outstanding options to acquire 500,104 shares, at a weighted-average exercise price of

$1.68 per share, that were assumed in connection with the 1998 merger of VRI with and into the Company, under the VRI Stock Option Plan – no future options may be granted under the VRI Stock Option Plan; and (iii) outstanding warrants to acquire 90,214 shares, at a weighted-average exercise price of $1.02 per share, that were assumed in connection with the 1998 merger of VRI with and into the Company.

5

Includes 1,974,528 shares available for future issuance under the 1999 Plan and 70,387 available under the 1994 Plan. If the Stock Purchase Plan is approved no further shares will be granted under the 1994 Plan after the end of the current purchase period.

Federal Income Tax Considerations under the Stock Purchase Plan

          The Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” as defined in Section 423(b) of the Code, which provides that an employee participating in the plan is not required to pay any federal income tax when joining the Stock Purchase Plan or when purchasing the shares of common stock at the end of an offering.  The employee is, however, required to pay federal income tax on the difference, if any, between the price at which he or she sells the shares and the price he or she paid for them.

          The following is a summary of the federal income tax consequences resulting from acquiring stock under the Stock Purchase Plan:

          If shares acquired under the Stock Purchase Plan are sold more than two years after the first day of the purchase period pursuant to which the shares were purchased, no taxable income results if the proceeds of the sale are equal to or less than the price paid for the shares.  If the proceeds of the sale are higher than the purchase price, the employee will recognize ordinary income for the year in which the sale occurs equal to the lesser of (a) fifteen percent (15%) of the fair market value of the common stock on the first day of the purchase period pursuant to which the shares were purchased or (b) the excess of the amount actually received for the shares over the amount paid.  In addition, the employee may recognize long-term capital gain or loss in an amount equal to the difference between the proceeds of the sale and the employee’s basis in the shares (i.e., the employee’s purchase price plus the amount taxed to the employee as ordinary income).  The employee will receive long-term capital gain or loss treatment if he or she has held the shares for at least twelve (12) months.  No deduction is allowed to the company.

          If shares acquired under the Stock Purchase Plan are sold within two (2) years of the first day of the purchase period pursuant to which the shares were purchased, the employee will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the employee’s purchase price.  This amount is reportable as ordinary income even if no profit was realized on the sale of shares or the shares were sold at a loss.  Long-term or short-term (depending on the holding period for the shares) capital gain or loss will be recognized in an amount equal to the difference between the proceeds of sale and the employee’s basis in the shares.  The amount reportable as ordinary income from a sale made within two years of the first day of the purchase period pursuant to which the shares were purchased will generally be allowed as a tax deduction to the company.

Stock Purchase Plan Benefits

          The benefits or amounts that will be received by or allocated to any individual or group of individuals under the Stock Purchase Plan are not determinable.

Vote Required For Approval

          The Stock Purchase Plan will not take effect unless it is approved by the affirmative vote of a majority of the votes cast by the holders of the shares of common stock represented and entitled to vote at the Annual Meeting provided that a quorum is present.  Consistent with applicable law, AVANT intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, and abstentions will also count in determining total votes cast.  Any shares not voted (whether by broker non-vote or otherwise) will have no impact on the proposal for approval of the Stock Purchase Plan, except to the extent that the failure to vote results in less than 50% in interest of all securities entitled to vote actually casting votes.

Recommendation

          The Board of Directors unanimously recommends a vote FOR the approval and adoption of the Stock Purchase Plan.

PROPOSAL 2:  ELECTION OF DIRECTORS

Introduction

     Beginning in 2002 with the establishment of a Governance Committee (which subsequently became the Nominating and Corporate Governance Committee), the Board of Directors has been reviewing its composition, policies and structure, membership on Board committees, and other matters regarding the governance of the Company. As part of this process, in August 2003 the Board’s size was increased to eight members and Larry Ellberger was appointed to fill the newly created seat on the Board, as well as as a member of the Audit and Compensation Committees. In early 2004 Frederick W. Kyle and Thomas R. Ostermueller decided they would not stand for re-election as directors at the 2004 Annual Meeting. The Nominating and Corporate Governance Committee has not had the opportunity to complete the process of identifying potential candidates to fill the resulting vacancies on the Board and assessing and evaluating their qualifications in light of the current composition of the Board and the Company’s anticipated needs going forward. Accordingly, the Board, following the recommendation of the Nominating and Corporate Governance Committee, has nominated the six directors other than Messrs. Kyle and Ostermueller who are currently serving on the Board for re-election at the 2004 Annual Meeting.

     The Board would like to thank Messrs. Kyle and Ostermueller for their long and distinguished service to the Company, their dedication to the interests of our stockholders, and their invaluable contribution over the years. Mr. Kyle served as a director of Virus Research Institute from July 1996 until its acquisition by the Company in August 1998, and has served on the Company’s Board since that time. Mr. Ostermueller has served as a director of the Company since May 1994. The Company has historically been managed by a seven member Board of Directors, and the Nominating and Corporate Governance Committee is identifying potential candidates for at least one additional seat on the Board.

     All nominees are currently serving as directors and have consented to be nominated for re-election and to serve if elected. If elected, each director will serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. In the event any of these nominees is unable to serve as a director, the shares represented by proxy shall be voted for the election of such other person or persons as the Board of Directors may recommend. The Board of Directors will consider a nominee for election to the Board recommended by a shareholder of record if the shareholder submits the nomination in compliance with the requirements of the Company’s by-laws. See “Other Matters – Stockholder Proposals for 2005 Annual Meeting.”

Vote Required

          Directors must be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy and entitled to vote on the issue at the annual meeting.  Votes may be cast for or withheld from each nominee.  Votes cast for the nominees will count as “yes votes”; votes that are withheld from the nominees or broker non-votes will be excluded entirely from the vote and will have no effect.

Recommendation

          The Board of Directors unanimously recommends a vote FOR their nominees.  Proxies solicited by the Board will be voted FOR each of the nominees unless instructions to withhold or to the contrary are given.

Information Regarding the Nominees and Executive Officers

          The following table sets forth the nominees for the Board of Directors, their ages and the year in which each first became a director.

Nominee	Age	Year First Became Director

J. Barrie Ward, Ph.D.	65	1998
Una S. Ryan, Ph.D.	62	1996
Harry H. Penner, Jr.	58	1997
Peter A. Sears	65	1999
Karen Shoos Lipton	50	2001
Larry Ellberger	56	2003

          The following biographical descriptions set forth certain information with respect to the nominees for election as directors at the annual meeting and the executive officers who are not directors, based on information furnished to AVANT by each nominee and executive officer.  The following information is correct as of March 1, 2004.

          Nominees for Election as Directors

          J. Barrie Ward, Ph.D.  Dr. Ward has served as Chairman of the Board of Directors of AVANT since August 1998.  Currently Dr. Ward is Chief Executive Officer of KuDOS Pharmaceuticals Ltd. in Cambridge, England.  Previously, he was Chairman of the Board of Directors and Chief Executive Officer of Virus Research Institute, Inc. from July 1994 to August 1998.  From 1984 to 1994, Dr. Ward was Director of the Microbiology Division of Glaxo Research and Development Ltd.  He is currently Chairman of the Board of Directors of Onyvax Ltd.

          Una S. Ryan, Ph.D.  Dr. Ryan has been Chief Executive Officer of AVANT since August 1996 and President, Chief Operating Officer and a director of AVANT since May 1996.  Dr. Ryan joined us as Vice President, Research and Chief Scientific Officer in May 1993.  She is also Research Professor of Medicine at the Whitaker Cardiovascular Institute of the Boston University School of Medicine.  Prior to joining AVANT, Dr. Ryan was Director of Health Sciences at Monsanto Company from January 1990 to November 1992 and Research Professor of Surgery, Medicine and Cell Biology at Washington University School of Medicine from 1990 to 1993.  Dr. Ryan is a member of the Governing Body of Biotechnology Industry Organization’s (BIO) Emerging Companies Section and serves on the Board of BIO and is the Chairman of the Massachusetts Biotechnology Council.  She is currently a director of IQuum, Inc.

          Harry H. Penner, Jr.  Mr. Penner has been a director since January 1997.  He is currently President and Chief Executive Officer of Nascent BioScience, LLC, a firm engaged in the creation and development of new biotechnology companies.  In December 2001, he was appointed BioScience Advisor to the Governor and the State of Connecticut.  From 1993 to 2001, he was President, Chief Executive Officer and a director of Neurogen Corporation.  Previously, he served as Executive Vice President of Novo Nordisk A/S and President of Novo Nordisk of North America, Inc. from 1988 to 1993.  From 1985 to 1988 he was Executive Vice President and General Counsel of Novo Nordisk A/S.  He is Chairman of the Connecticut Board of Governors for Higher Education and has served as Chairman of the Board for the Connecticut Technology Council and Co-Chairman of Connecticut United for Research Excellence.  He currently serves on the Boards of Genaissance Pharmaceuticals, Inc, BioStratum, Inc., Rib-X Pharmaceuticals, Inc. and Ikonisys, Inc.

     Peter A. Sears.  Mr. Sears has been a director since May 1999.  He retired in 1999 as Vice President, Business Investments, SmithKline Beecham Corporation (now GlaxoSmithKline), and President and Founder of S.R. One, Limited, SmithKline’s venture capital fund.  He was with SmithKline from 1963 and S.R. One, Limited from 1985 to 1999.  Since 1997 through June 2003, Mr. Sears was Adjunct Professor of Management, Johnson

School of Management, Cornell University.  He currently serves on the Board of Directors of Viral Therapeutics, Inc. and Pinnacle Pharmaceuticals, Inc.

          Karen Shoos Lipton.  Ms. Lipton has been a director since May 2001.  Ms. Lipton was appointed Chief Executive Officer of the American Association of Blood Banks in October 1994.  Previously she has held senior positions at the American Red Cross since 1984, including Acting Senior Vice President, Biomedical Services (1993-1994) and Secretary and General Counsel (1990-1993).  Prior to the American Red Cross, Ms. Lipton was a lawyer in private practice.  Ms. Lipton currently serves on the Department of Health and Human Services, Advisory Committee on Blood Safety and Availability.

          Larry Ellberger.  Mr. Ellberger has been a director since August 2003.  He is currently a Founder and Principal of Healthcare Ventures Associates, Inc., a consulting firm for the pharmaceutical, biotechnology and medical device industries.  From 2000 to 2003, he was Senior Vice President of Powderject plc.  He served as a director of Powderject since 1997.  Previously, Mr. Ellberger was an employee of W.R. Grace & Co. from 1995 to 1999, serving as Chief Financial Officer from 1996 and Senior Vice President, Strategic Planning and Development from 1995.  From 1975 to 1995, Mr. Ellberger held numerous senior executive positions at American Cyanamid Company, serving the last four years as Vice President, Corporate Development for the company.  Mr. Ellberger currently serves as a Director and Chairman of the Audit Committee for PDI, Inc.

          Executive Officers

          The following persons are executive officers who are not directors of AVANT.  Officers are elected annually by the Board of Directors until their successors are duly elected and qualified.

Name of Individual	Age	Position and Office

Avery W. Catlin	55	Senior Vice President, Chief Financial Officer and Secretary
Henry C. Marsh, Jr., Ph.D.	53	Vice President, Research

          Avery W. Catlin.  Mr. Catlin joined AVANT in January 2000.  Prior to joining us, he served as Vice President, Operations and Finance, and Chief Financial Officer of Endogen, Inc., a public life science research products company, from 1996 to 1999.  From 1992 to 1996, Mr. Catlin held various financial positions at Repligen Corporation, a public biopharmaceutical company, serving the last two years as Chief Financial Officer.  Earlier in his career, Mr. Catlin held the position of Chief Financial Officer at MediSense, Inc., a Massachusetts-based medical device company.

          Henry C. Marsh, Jr., Ph.D.  Dr. Marsh joined AVANT as Senior Scientist in 1986 and has been Vice President, Research since May 1998.  Prior to joining us, he was employed as a scientist at Abbott Laboratories of North Chicago and the Research Triangle Institute in North Carolina.

The Board of Directors and Its Committees

          Board of Directors.  AVANT is managed by the Board of Directors, a majority of whom are independent of our management.  Our Board of Directors met seven times in 2003.  Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors (held during the period for which such directors served on the Board of Directors) and (ii) the total number of meetings of all committees of our Board of Directors on which the director served (during the periods for which the director served on such committee or committees).

          Audit Committee.  The Board of Directors has established an Audit Committee which currently consists of Peter A. Sears, Jr., Chairman, Thomas R. Ostermueller, Harry H. Penner, and Larry Ellberger.  The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of our internal accounting controls.  A copy of the Audit Committee Charter, which was adopted by the Board of Directors in March 2004, is attached hereto as Appendix B.  Each member of the Audit Committee is “independent” as that term is defined in the rules of the Securities and Exchange Commission and the applicable listing standards of Nasdaq.  The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee.  The Board has designated Larry Ellberger as an “audit committee financial expert,” as defined under the applicable rules of the Securities and Exchange Commission and the Nasdaq.  The Audit Committee met six times during 2003.

          Compensation Committee.  The Board of Directors has established a Compensation Committee which currently consists of J. Barrie Ward, Chairman, Thomas R. Ostermueller, Frederick W. Kyle, Karen Shoos Lipton and Larry Ellberger.  The primary function of the Compensation Committee is to assist the Board in the establishment of compensation for the Chief Executive Officer and, upon her recommendation, to approve the compensation of other officers and senior employees and to approve certain other personnel and employee benefit matters.  The Compensation Committee met once during 2003.

          Nominating and Corporate Governance Committee.  The Board of Directors has established a Nominating and Corporate Governance Committee which currently consists of J. Barrie Ward, Chairman, Frederick W. Kyle, Harry H. Penner and Karen Shoos Lipton.  The primary function of the Nominating and Corporate Governance Committee is to assist the Board in reviewing, investigating and addressing issues regarding Board composition, policy and structure; membership on Board committees; and other matters regarding the governance of the Company.  The Nominating and Corporate Governance Committee met twice during 2003.  Our Board has adopted a Nominating and Corporate Governance Charter, which is available for viewing at www.avantimmune.com.  Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined in the rules of the Securities and Exchange Commission and the applicable listing standards of Nasdaq.

          The process followed by the Nominating and Corporate Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.  All nominees must have, at a minimum, high personal and professional integrity, exceptional ability and judgment, and be effective in collectively serving the long-term interests of all stockholders.  Other qualifications that may be considered by the Committee are described in the Nominating and Corporate Governance Charter.

          Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications.”  All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and consider only such recommendations if appropriate biographical and other information is provided, as described below, on a timely basis.  All securityholder recommendations for director candidates must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, and must include the following information:

•	the name and address of record of the securityholder;
•

a representation that the securityholder is a record holder of the Company’s securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

•

the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•

a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Committee’s written charter;

•	A description of any arrangements or understandings between the securityholder and the proposed director candidate; and

•	The consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

          Assuming that appropriate information is provided for candidates recommended by stockholders, the Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or other persons, as described above and as set forth in their written charter.

Stockholder Communications

          The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

          Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know.  Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

          Stockholders who wish to send communications to the Board should address such communications to:  The Board of Directors, AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, MA  02494, Attention:  Corporate Secretary.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AVANT’s directors, officers and key employees, and persons who are beneficial owners of more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”).  Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish AVANT with copies of all Section 16(a) forms they file.  To our knowledge, based solely on a review of the copies of such reports furnished to us, and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to such persons were satisfied.

Certain Relationships and Related Transactions

          Mr. Sears, a director since May 1999 and current nominee for director, purchased 50,000 shares of common stock of AVANT at $1.92 per share, having an aggregate value of $96,000, in connection with our private placement of stock in September 1999 and purchased an additional 12,739 shares of common stock of AVANT at $7.85 per share, having an aggregate value of $100,001, in connection with our private placement of stock in July 2000.  See “Beneficial Ownership of Common Stock.”

Code of Business Conduct and Ethics

          We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers, and employees.  The purpose of the Code of Business Conduct and Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the extent possible that our business is conducted in a consistently legal and ethical manner.  Our Code of Business Conduct and Ethics is publicly available on our website at www.avantimmune.com.  If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver, including any implicit waiver from a provision of the Code of Business Conduct and Ethics to our directors or executive officers, we will disclose the nature of such amendments or waiver on our website or in a current report on Form 8-K.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

          The following table sets forth the amount of common stock beneficially owned as of March 1, 2004 by the following people:

•	each director and nominee for director;
•	the Chief Executive Officer and the other most highly compensated executive officers whose total salary and bonus exceeded $100,000 during 2003;
•	all directors and officers as a group; and
•	each person known by AVANT to hold more than 5% of our outstanding common stock.

Name and Business Address of Beneficial Owners*	Amount and Nature of Beneficial Ownership(1)		Percentage of Common Stock(2)

Directors and Executive Officers
J. Barrie Ward, Ph.D.	154,607	(3)	**
Una S. Ryan, Ph.D	1,129,258	(4)	1.51%
Frederick W. Kyle	63,600	(5)	**
Thomas R. Ostermueller	77,500	(6)	**
Harry H. Penner, Jr.	75,000	(7)	**
Peter A. Sears	112,739	(8)	**
Karen Shoos Lipton	30,000	(9)	**
Larry Ellberger	20,000	(10)	**
Henry C. Marsh, Jr., Ph. D.	138,989	(11)	**
Avery W. Catlin	221,000	(12)	**

5% Holders

None

All Directors and executive officers as a group	2,022,693	(13)	2.67%
(Consisting of 10 persons)

*	Unless otherwise indicated, the address is c/o AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, Massachusetts 02494-2725.
**	Less than 1%.

	(1)	Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

(2)

Common stock includes all outstanding common stock plus, as required for the purpose of determining beneficial ownership (in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended), all common stock subject to any right of acquisition, through exercise or conversion of any security, within 60 days of the record date.

(3)

Includes 118,833 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Dr. Ward is KuDOS Pharmaceuticals Ltd., 327 Cambridge Science Park, Cambridge CB4 OW9, England.

(4)

Includes 1,040,345 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. Includes 32,000 shares owned by Dr. Ryan’s husband, of which Dr. Ryan disclaims beneficial ownership.

	(5)	Includes 56,600 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Mr. Kyle is 1900 Rittenhouse Square, 15A, Philadelphia, Pennsylvania 19103.

(6)	Includes 75,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Mr. Ostermueller is 75 Northfield Road, Weston, Connecticut 06883.

(7)

Includes 70,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Mr. Penner is Nascent BioScience LLC, 6 White Pine Lane, Guilford, Connecticut 06437.

(8)

Includes 50,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Mr. Sears is 1659 E. Boot Road, West Chester, Pennsylvania 19380.

(9)

Includes 30,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date. The business address of Ms. Lipton is American Association of Blood Banks, 8101 Glenbrook Road, Bethesda, MD 20814.

(10)

Includes 20,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date.  The business address of Mr. Ellberger is Healthcare Ventures Associates, 119 Cherry Hill Road, Suite 215, Parsippany, NJ 07054.

(11)	Includes 133,154 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date.

(12)	Includes 215,000 shares of common stock issuable upon exercise of options, which are vested or will vest within 60 days of the record date.

(13)	Includes 1,808,932 shares of common stock issuable upon exercise of options which are vested or will vest within 60 days of the record date.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

          Directors who are not employees of AVANT are each entitled to receive a retainer fee of $12,000 each fiscal year.  Each Board committee Chairman receives an additional retainer fee of $3,000.  In addition, each non-employee director is entitled to receive $1,500 for attendance at each meeting of the Board of Directors and $750 for attendance at each meeting of a Board committee.  The AVANT 1999 Stock Option and Incentive Plan provides for annual automatic grants to each independent director of an option to purchase 10,000 shares of common stock with vesting after one year, a ten year term, and an exercise price equal to the fair market value of the common stock on the day of grant.  As of the record date, the current independent directors had the following stock options outstanding: J. Barrie Ward—118,833; Thomas R. Ostermueller—90,000; Frederick W. Kyle—66,600; Harry H. Penner, Jr.—80,000; Peter A. Sears—60,000, Karen Shoos Lipton—40,000 and Larry Ellberger—20,000.

Executive Compensation

          Summary Compensation Table.  The following table shows, for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the cash compensation paid by AVANT, as well as other compensation paid or accrued for these fiscal years, to the Chief Executive Officer and the other most highly compensated officers whose total compensation for 2003 exceeded $100,000.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards

Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards ($)		Securities Underlying Options (#)	All Other Compensation(2) ($)

Una S. Ryan, Ph.D.	2003	362,000	86,880	1,104,000	(1)	100,000	3,700
President and Chief	2002	350,000	—	—		—	3,300
Executive Officer	2001	315,000	37,800	—		100,000	3,000

Avery W. Catlin	2003	215,280	25,834	—		10,000	2,779
Senior Vice President and Chief	2002	208,000	—	—		—	2,749
Financial Officer	2001	189,000	15,120	—		25,000	2,431

Henry C. Marsh, Jr., Ph.D.	2003	173,919	20,870	—		10,000	2,346
Vice President, Research	2002	168,038	—	—		—	2,093
	2001	160,036	12,803	—		10,000	1,900

(1)

On September 18, 2003, the Company awarded Dr. Ryan 400,000 Restricted Stock Units, which were valued at $1,104,000 based on $2.76 per share, the closing price of AVANT’s common stock on the award date.  The value of the Restricted Stock Units as of December 31, 2003 was $1,096,000 based on $2.74 per share, the closing price of AVANT’s common stock on that date.  The Restricted Stock Units will vest over four years.  In the event that AVANT pays a stock or cash dividend on its common stock, dividend equivalents will be paid on the Restricted Stock Units.

(2)

Includes AVANT’s matching cash contribution to the 401(k) Savings Plan of each named executive officer and premiums paid for life insurance under the Company’s nondiscriminatory group plan for each named executive officer.

Options Granted in Last Fiscal Year

          The following table sets forth each grant of stock options made during the 2003 fiscal year to each of the executive officers named in the Summary compensation Table above:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Price Appreciation for Option Term

	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (1)	Exercise Per Share Price ($/Sh)(2)	Expiration Date	5% ($)	10% ($)

Una S. Ryan, Ph.D.	100,000	29%	1.1400	01/02/13	71,694	181,687
Avery W. Catlin	10,000	3%	1.1400	01/02/13	7,169	18,169
Henry C. Marsh, Jr., Ph.D.	10,000	3%	1.1400	01/02/13	7,169	18,169

(1)

During the 2003 fiscal year, a total of 120,000 stock options were granted to the executive officers named in the Summary Compensation Table above.  During 2003, a total of 342,100 stock options were granted to employees of AVANT.

(2)	Equal to the average of the high and low market prices of the common stock on the grant date.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

          The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the shares of common stock acquired and the value realized in each exercise of stock options during the 2003 fiscal year and the fiscal year end number and value of unexercised options:

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End (1) ($)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Una S. Ryan, Ph.D.	—	—	974,095	211,250	339,772	45,416
Avery W. Catlin	—	—	162,500	72,500	65,575	35,775
Henry C. Marsh, Jr., Ph.D.	—	—	124,404	23,750	1,208	2,354

(1)	Based on the $2.74 per share closing price of AVANT’s common stock on December 31, 2003.

          Employment Contracts, Termination of Employment and Change-of-Control Arrangements

          Dr. Ryan entered into an agreement with AVANT on August 20, 1998 which was amended and restated as of December 23, 2002 and again as of September 18, 2003.  The term of the agreement is for one (1) year with rolling automatic one-year extensions.  If prior to a change in control (as defined in the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan), Dr. Ryan’s employment is terminated by the Company without cause (as defined in the agreement), Dr. Ryan will be eligible to receive a lump sum amount equal to one year’s salary, at the rate then in effect, and continuation of group health plan benefits for a period of up to twelve (12) months.  If within a year after a change in control, Dr. Ryan’s employment is terminated by the Company without cause or by Dr. Ryan for good reason (as defined in the agreement), or if a change in control occurs within one (1) year after Dr. Ryan is terminated without cause by the Company, Dr. Ryan is entitled to receive a lump sum amount equal to three (3) times the base amount (as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended) applicable to Dr. Ryan, less one dollar ($1.00).  Such severance may be further reduced to the extent necessary to preserve the Company’s tax deduction.

          Mr. Catlin has an agreement with AVANT under which he is eligible for a severance payment of twelve month’s base salary, continuation of health insurance benefits and 100% vesting of all stock option grants in the event of his termination following a change-of-control, as defined in the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan.

REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee of the Board of Directors, which is comprised of non-employee directors, is responsible for establishing and administering the policies governing the compensation of AVANT’s employees, including salary, bonus and stock option grants. The policy of the Compensation Committee is to compensate our employees with competitive salaries based on their level of experience and job performance. All permanent employees, including executive officers, are eligible for annual bonus awards based on achievement of AVANT’s strategic corporate goals, and participation in our stock option program. The bonus awards and stock option grants are made in accordance with the AVANT Performance Plan and 1999 Stock Option and Incentive Plan.  The Compensation Committee is also responsible for the administration of our 1994 Employee Stock Purchase Plan, in which employees participate on a voluntary basis.

          In order to both attract and retain experienced and qualified executives to manage AVANT, the Compensation Committee’s policy on executive compensation is to (i) pay salaries which are competitive with the salaries of executives in comparable positions in the biotechnology industry, and (ii) allow for additional compensation upon achievement of goals under the Performance Plan and through the appreciation of stock-based incentive awards.  This policy is designed to have a significant portion of each executive’s total compensation be tied to AVANT’s progress in order to incentivize the executive to fully dedicate himself or herself to achievement of corporate goals, and to align the executive’s interest with those of our stockholders through equity incentive compensation.

          Each executive officer (except the Chief Executive Officer whose performance is reviewed by the Compensation Committee) has an annual performance review with the Chief Executive Officer who makes recommendations on salary increases, promotions and stock option grants to the Compensation Committee. The recommended salary increases are based on the average salary increases expected in the biotechnology industry in the Boston, Massachusetts area, with the salaries in 2003 either at or slightly above the average of the salaries paid to persons in comparable positions using an independently prepared 2003 employee compensation survey of over 400 biotechnology companies.

          The bonus award is based on achievement of AVANT’s strategic goals which are set at the beginning of each fiscal year and measured against performance at the end of the year by AVANT in accordance with the Performance Plan. For 2003 two sets of goals were applicable to all employees, including the executive officers:  (i) overall corporate goals and (ii) goals applicable to the therapeutic programs.  Both sets of goals were allocated between specific product and financial performance targets.

          Dr. Una Ryan, our President and Chief Executive Officer, received a salary increase of 3% in 2003.  Dr. Ryan’s current base salary, which reflects the salary increase, is within the range of base salaries paid to other Chief Executive Officers in similar sized, publicly traded companies in the biotechnology industry, based on the previously referenced 2003 employee compensation survey.  As discussed above, the Compensation Committee determined that Dr. Ryan had met certain milestones in 2003 and that a cash payout of $86,880 would be made to Dr. Ryan under the Performance Plan for 2003.

          On January 2, 2003, Drs. Ryan and Marsh and Mr. Catlin were granted options to purchase 100,000 shares, 10,000 shares and 10,000 shares, respectively, of AVANT common stock at an exercise price of $1.14.  These options vest over four years and have a ten-year term.

Compensation Committee

J. Barrie Ward, Chairman Thomas R. Ostermueller Frederick W. Kyle Karen Shoos Lipton Larry Ellberger

Compensation Committee Interlocks and Insider Participation

          The Compensation Committee of the Board of Directors is currently composed of five non-employee directors, Messrs. J. Barrie Ward, Thomas R. Ostermueller, Frederick W. Kyle, Karen Shoos Lipton and Larry Ellberger.  None of these Compensation Committee members is an officer or employee of AVANT.  Dr. Ward was formerly an employee of AVANT and was a consultant for the Company until December 31, 2003.  Dr. Ward did not participate in actions or discussions with respect to his own compensation.  No Compensation Committee interlocks between AVANT and another entity exist.

REPORT OF THE AUDIT COMMITTEE

          The undersigned members of the Audit Committee of the Board of Directors of AVANT submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2003 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for AVANT for the fiscal year ended December 31, 2003.

2.

The Audit Committee has discussed with representatives of PricewaterhouseCoopers LLP the matters which are required to be discussed with them under the provisions of SAS 61.  That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.  PricewaterhouseCoopers LLP has also communicated with the Audit Committee on matters required by Rule 2-07 of Regulation S-X.

3.

The Audit Committee has discussed with PricewaterhouseCoopers LLP, the independent auditors, the auditors’ independence from management and AVANT including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

          In addition, the Audit Committee considered whether the provision of information technology services or other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining its independence.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in AVANT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Audit Committee

Peter A. Sears, Chairman Thomas R. Ostermueller Harry H. Penner, Jr. Larry Ellberger

INDEPENDENT ACCOUNTANTS

          On February 10, 1994, our Board of Directors approved the engagement of PricewaterhouseCoopers, LLP as its independent auditors.  We expect that a representative from PricewaterhouseCoopers, LLP will be present at the annual meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

Audit Fees

          Fees for the fiscal year 2003 audit and the review of Forms 10-Q during fiscal 2003 were $76,500, of which an aggregate amount of $49,500 had been billed through December 31, 2003.

Audit-Related Fees

          Audit-related fees are for assurance and other activities not explicitly related to the audit of the Company’s financial statements, and consisted principally of fees for consultations concerning financial accounting and reporting standards and audit fees associated with benefit plans.  Audit-related fees for fiscal year 2003 were $41,900, and $16,700 for fiscal year 2002.

Tax Fees

          Fees associated with tax compliance, tax advice, tax planning and tax preparation services for fiscal year 2003 were $26,140, and for fiscal year 2002 were $24,000.

          The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor.  However, the pre-approval requirement may be waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

          The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining PricewaterhouseCoopers LLP’s independence and has determined that such services for fiscal years 2003 and 2002 were compatible.  All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

STOCK PERFORMANCE GRAPH

          The graph below represents a comparison of the cumulative shareholder return on the common stock for AVANT’s last five fiscal years, including the fiscal year ended December 31, 2003, with the cumulative total stockholder return of the Nasdaq Stock Market (U.S.) Index and Nasdaq Pharmaceutical Stock Index (which is made up of companies quoted on the Nasdaq National Market whose Primary Industrial Classification Code is 283, Pharmaceutical Companies). The graph assumes an investment of $100 made on December 31, 1998 in AVANT’s common stock and in the two indexes.

	12/31/98	12/31/99	12/31/00	12/29/01	12/31/02	12/31/03

AVANT Immunotherapeutics, Inc.	$100	$141	$393	$229	$65	$157
Nasdaq Stock Market (U.S.) Index	$100	$185	$112	$89	$61	$92
Nasdaq Pharmaceutical Stock Index	$100	$189	$235	$200	$130	$190

OTHER MATTERS

Expenses of Solicitation

          The expense of preparing, printing and mailing the notice of annual meeting of stockholders and proxy material, and all other expenses of soliciting proxies will be borne by AVANT.  We have retained ADP Financial Services, Inc. as agent for soliciting proxies.  Officers or other employees of AVANT may, without additional compensation therefore, solicit proxies in person, by telephone, facsimile, mail or the Internet.  We may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record.

Stockholder Proposals for 2005 Annual Meeting

          Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in AVANT’s proxy statement and form of proxy for our 2005 annual meeting must be received by AVANT on or before December 11, 2004 in order to be considered for inclusion in our proxy statement and form of proxy.  Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.  Any such proposal shall be mailed to:  AVANT Immunotherapeutics. Inc., 119 Fourth Avenue, Needham, MA 02494-2725, Attn.: Secretary.

          Shareholder proposals to be presented at AVANT’s 2005 annual meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of

AVANT Immunotherapeutics, Inc., 119 Fourth Avenue, Needham, MA 02494-2725 not earlier than January 14, 2005 nor later than February 28, 2005 unless our 2005 annual meeting of stockholders is scheduled to take place before April 13, 2005 or after July 12, 2005.  Our by-laws state that the stockholder must provide timely written notice of such nomination or proposal and supporting documentation as well as be present at such meeting, either in person or by a representative.  A stockholder’s notice shall be timely received by AVANT at our principal executive office not less than seventy-five (75) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than thirty (30) days before the Anniversary Date or more than sixty (60) days after the Anniversary Date, a stockholder’s notice shall be timely if received by AVANT at our principal executive office not later than the close of business on the later of (1) the seventy-fifth (75th) day prior to the scheduled date of such annual meeting or (2) the fifteenth (15th) day following the day on which such public announcement of the date of such annual meeting is first made by AVANT.  Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority.  Any such proposal shall be mailed to:  AVANT Immunotherapeutics. Inc., 119 Fourth Avenue, Needham, MA 02494-2725, Attn.: Corporate Secretary.

APPENDIX A

AVANT IMMUNOTHERAPEUTICS, INC.
2004 EMPLOYEE STOCK PURCHASE PLAN

          1.          Purpose.  The purpose of the Avant Immunotherapeutics, Inc. 2004 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Avant Immunotherapeutics, Inc. (the “Company”) and certain of its subsidiaries with opportunities to purchase shares of the Company’s common stock, par value $.01 per share (the “Common Stock”).  One hundred fifty thousand (150,000) shares of Common Stock in the aggregate have been approved and reserved for this purpose.  The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted in accordance with that intent.

          2.          Administration.  The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose.  The Administrator has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive.  No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

          3.          Offerings.  The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan (“Offerings”).  Unless otherwise determined by the Administrator, each Offering will begin on the first business day occurring on or after each January 1 and July 1 and will end on the last business day occurring on or before the following June 30 and December 31, respectively.  The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed 27 months in duration or overlap any other Offering.

          4.          Eligibility.  Each individual classified as an employee (within the meaning of Section 3401(c) of the Code and the regulations thereunder) by the Company or a Designated Subsidiary (as defined in Section 12) on the Company’s or the Designated Subsidiary’s payroll records during the relevant participation period are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week and more than five months in the calendar year during which the Offering Date occurs or in the calendar year immediately preceding such year, and have completed at least 60 days of employment.

          5.          Participation.  An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least 15 business days before the Offering Date (or by such other deadline as shall be established for the Offering).  The form will (a) state a whole percentage to be deducted from his Compensation (as defined in Section 12) per pay period, (b) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 11.  An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate.  Unless an employee files a new enrollment form or withdraws from the Plan, his deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he remains eligible.  Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

          6.          Employee Contributions.  Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of fifteen percent (15%) of his Compensation for each pay period.  The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering.  No interest will accrue or be paid on payroll deductions.

          7.          Deduction Changes.  Except as may be determined by the Administrator in advance of an  Offering, an employee may not increase or decrease his payroll deduction during any Offering, but may increase or decrease his payroll deduction with respect to the next Offering (subject to the limitations of Section 6) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established for the Offering).  The Administrator may, in advance of any Offering, establish rules permitting an employee to increase, decrease or terminate his payroll deduction during an Offering.

          8.          Withdrawal.  An employee may withdraw from participation in the Plan by delivering a written notice of withdrawal to his appropriate payroll location.  The employee’s withdrawal will be effective as of the next business day.  Following an employee’s withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Common Stock purchased before the effective date of withdrawal).  Partial withdrawals are not permitted.  The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 5.

          9.          Grant of Options.  On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for, (a) a number of shares of Common Stock determined by dividing such employee’s accumulated payroll deductions on such Exercise Date by the lower of (i) 85% of the Fair Market Value of the Common Stock on the Offering Date, or (ii) 85% of the Fair Market Value of the Common Stock on the Exercise Date, or (b) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below.  Each employee’s Option shall be exercisable only to the extent of such employee’s accumulated payroll deductions on the Exercise Date.  The purchase price for each share purchased under each Option (the “Option Price”) will be 85% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.  In addition, no Participant may purchase more than 500 shares of Common Stock pursuant to the Plan in any calendar year, unless otherwise determined by the Committee.

          Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 12).  For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee.  In addition, no employee may be granted an Option which permits his rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time.  The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

          10.        Exercise of Option and Purchase of Shares.  Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan.  Any amount remaining in an employee’s account at the end of an Offering will be refunded to the employee promptly.

          11.        Issuance of Certificates.  Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, or their, nominee for such purpose.

          12.        Definitions.

                       a)          The term “Compensation” means the amount of base pay, prior to salary reduction pursuant to either Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, commissions, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

                       b)          The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan.  The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by stockholders.

                       c)          The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or national securities exchange, the determination shall be made by averaging the high and the low asked price on such date.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

                       d)          The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

                       e)          The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.

          13.        Rights on Termination of Employment.  If a participating employee’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under Section 8.  An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary.  An employee will not be deemed to have terminated employment, for this purpose, if the employee is on an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

          14.        Special Rules.  Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code.  Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of shares other than by payroll deduction, if the payroll deduction method is prohibited by local law or is otherwise impracticable.  Any special rules established pursuant to this Section 14 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other participants in the Plan.

          15.        Optionees Not Stockholders.  Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him.

          16.        Rights Not Transferable.  Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee’s lifetime only by the employee.

          17.        Application of Funds.  All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

          18.        Adjustment in Case of Changes Affecting Common Stock.  In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, and the share limitation set forth in Section 9, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator.  In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.

          19.        Amendment of the Plan.  The Board may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within 12 months of such Board action, by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

          20.        Insufficient Shares.  If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock on such Exercise Date.

          21.        Termination of the Plan.  The Plan may be terminated at any time by the Board.  Upon termination of the Plan, all amounts in the accounts of participating employees shall be promptly refunded.

          22.        Governmental Regulations.  The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

          The Plan shall be governed by Massachusetts law except to the extent that such law is preempted by federal law.

          23.        Issuance of Shares.  Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

          24.        Tax Withholding.  Participation in the Plan is subject to any minimum required tax withholding on income of the participant in connection with the Plan.  Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.

          25.        Notification Upon Sale of Shares.  Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

          26.        Effective Date and Approval of Shareholders.  The Plan was adopted by the Board of Directors on March 31, 2004 and shall take effect on the date that it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.

APPENDIX B

Audit Committee Charter

A NASDAQ-QUOTED COMPANY

Adopted by the Board of Directors at a meeting held on March 11, 2004

I.       General Statement of Purpose

          The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of AVANT Immunotherapeutics, Inc. (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•

take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.      Composition

          The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.

          Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K or 20-F), the nature of the relationship and the reasons for that determination.  A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

          Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.  At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  One or more members of the Audit Committee may qualify as an “audit committee financial expert” under the rules promulgated by the SEC.

          The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur.  The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause.  Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board.  The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.    Compensation

          A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company.  A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

IV.     Meetings

          The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly.  A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting.  In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.      Responsibilities and Authority

          A.          Review of Charter

•

The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

          B.          Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

          C.          Matters Relating to Selection, Performance and Independence of Independent Auditor

•

The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation, of the Company’s independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

•

The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•

The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.  This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•

The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•

The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•

The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board.  As part of such evaluation, at least annually, the Audit Committee shall:

•

obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company.

•

review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and

•	assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

          D.          Audited Financial Statements and Annual Audit

•

The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•

The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company, (b) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (c) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements.

•	The Audit Committee must review:

(i)

any analyses prepared by management, and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.  The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor.  The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

	(ii)	major issues as to the adequacy of the Company’s internal controls any special audit steps adopted in light of material control deficiencies;

(iii)

major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

	(iv)	the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•

The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•

The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto.  This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•	This review may also include:

	(i)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

	(ii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement; and

	(iii)	any management or internal control letter issued, or proposed to be issued, by the auditors.

•

The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•	The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•

If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•

Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•

The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

          E.          Unaudited Quarterly Financial Statements

•

The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,”(2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

          F.          Earnings Press Releases

•

The Audit Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

          G.          Risk Assessment and Management

•	The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management.

•

In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

          H.          Procedures for Addressing Complaints and Concerns

•

The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

          I.          Regular Reports to the Board

•

The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.     Additional Authority

          The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

          A.          Engagement of Advisors

•

The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

          B.          Legal and Regulatory Compliance

•

The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements.  After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•

The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

          C.          Conflicts of Interest

•

The Audit Committee shall conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and the approval of the Audit Committee shall be required for all such transactions.

          D.          General

•

The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•

In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such ordinary administrative expenses as are necessary or appropriate in carrying out its duties.

          Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP.  Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor.  In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations or the Company’s Code of Business Conduct and Ethics.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AVANT IMMUNOTHERAPEUTICS, INC. 119 FOURTH AVENUE NEEDHAM, MASSACHUSETTS 02494

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to Avant Immunotherapeutics, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	AVANT1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AVANT IMMUNOTHERAPEUTICS, INC.

2.	Election of Directors.
	Nominees: (01) J. Barrie Ward (02) Una S. Ryan (03) Harry H. Penner, Jr. (04) Peter A. Sears (05) Karen Shoos Lipton (06) Larry Ellberger	For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

		™	™	™

					For	Against	Abstain

1.	To approve and adopt the AVANT Immunotherapeutics, Inc. 2004 Employee Stock Purchase Plan.				™	™	™

Please sign exactly as your name(s) appear(s) on the books of the Company.  Joint owners should each sign personally.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

AVANT IMMUNOTHERAPEUTICS, INC.
Proxy Solicited by the Board of Directors for the
Annual Meeting of Stockholders
on May 13, 2004

The undersigned hereby appoints J. Barrie Ward and Una S. Ryan, and each of  them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock held of record by the undersigned on March 19, 2004, at the Annual Meeting of Stockholders (the “Meeting”) to be held at 2:00 p.m. on May 13, 2004 at the Company’s offices located at 119 Fourth Avenue, Needham, Massachusetts 02494, or at any adjournment or postponement thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is given in connection with Proposal 1, such abstention will have no impact on the proposal for approval of the Stock Purchase Plan.  If no direction is given in connection with Proposal 2, this proxy will be voted FOR the election of the nominees for director and, in their discretion, the proxies are each authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.  Any stockholders wishing to vote in accordance with the Board of Directors’ recommendations need only sign and date this proxy and return it in the postage-paid envelope provided.

The undersigned hereby acknowledges(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company’s 2003 Annual Report to Stockholders, and hereby revoke(s) any proxy or proxies heretofore given.  This proxy may be revoked at any time before it is executed.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE
AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.